SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------
                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2001

                              THE AUXER GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-30440
                                    ---------
                            (Commission File Number)


                                   22-3537927
                                   ----------
                       (IRS Employer Identification No.)

                12 Andrews Drive, West Paterson, New Jersey 07424
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               (Address of Principal Executive Offices) (Zip Code)

                                 (973) 890-4925
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Stock Purchase Agreement (the "Agreement") effective May 16, 2001, The Auxer Group, Inc., a Delaware corporation (the "Company"); Auxer Telecom, Inc., a Delaware corporation and CT Industries, Inc., a Delaware corporation (collectively known as the "Seller") sold all of the issued and outstanding shares of Clifton Telecard, Inc. to Kattosko Communications, Inc., a New Jersey corporation. (the "Acquisition"). The Auxer Group, Inc. owned the shares of Clifton Telecard, Inc. The consideration for the sale of the shares was as follows:

     1. The value and ownership of the current bank account of Clifton located at Valley National Bank. In addition, Kattosko
          Communications, Inc. and its principal shareholder, Mohd Qattous guaranteed to pay any and all bounced checks, checks for insufficient funds or checks returned for unavailable funds for such account;
     2. Clifton Telecard, Inc. and Kattosko Communications, Inc. agreed to forgive the indebtedness of CT Industries, Inc.;
     3. Auxer Telecom, Inc., agreed to forgive the indebtedness of Clifton Telecard, Inc.;
     4. Kattosko Communications, Inc. executed a promissory note payable in six (6) equal consecutive monthly installments commencing 180 days from the date of the Agreement;
     5. Kattosko Communications, Inc. shall have the right to purchase prepaid telephone cards from Auxer Telecom, Inc. with terms of net 21 and a maximum credit limit of $50,000 at the current discounts, provided goods are in good working condition.
     6. Kattosko Communications, Inc. shall have the right to sell prepaid telephone cards to Seller with terms of Net 21 days and a maximum credit limit of $50,000 with current discounts, provided goods are in good working condition. Such account shall remain active provided Seller maintains account in good standing;
     7. Both Kattosko Communications, Inc. and Seller agree not to deactivate any cards currently in circulation;
     8. The Auxer Group, Inc. and Clifton Telecard, Inc. agree to have mutual and equal access and ownership of all cards with service provided by Auxer Telecom, Inc. currently in stock, except "Original" phone card;
     9. Seller agrees not to sell any of Clifton Telecard, Inc.'s ITG serviced products to any Clifton Telecard, Inc. customers and not to sell the "Original" phone card for more than a certain discount; and not to sell the "African Voice" for more than a certain discount;
     10. Kattosko Communications, Inc. retains the rights to all trademarks containing Clifton Telecard Alliance logo and Auxer Telecom, Inc. retains the rights to all trademarks containing those serviced by Auxer Telecom, Inc. except the "Original" and Seller agrees not to print the "Original";
     11. Kattosko Communications, Inc. and Seller agree to indemnify and hold harmless each other;
     12. Mustafa Qattous shall resign as President of Operations and his employment contract shall be immediately terminated;
     13. Kattosko Communications, Inc. agrees to honor all activations for all invoices to Seller placed by May 14,2001 and no later than May 17,2001

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     14.  Seller retains the right to sell product to Quick Stop (Heider) with out any restrictions or stipulations;
     15. Seller shall not be allowed to sell either the "Original", "Northern Star" or "African Voice" to any of Kattosko Communications, Inc.'s customers (with the exception of Quick Stop);
     16. Kattosko Communications, Inc. shall be responsible for Clifton's payroll as of May 14, 2001.
     17. Seller shall not make any prepaid telephone cards with Total Call, Inc. for a period of one year from the date hereof.

The Sale was approved by the unanimous consent of the Board of Directors of the Company on May 16, 2001.

ITEM 7. FINANCIAL STATEMENTS

No Financial Statements are filed herewith. The Registrant shall file the required pro forma financial statements as required by Article 11 of Regulation S-X by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K is filed.

Index to Exhibits

2.1      Stock Purchase Agreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Auxer Group, Inc.,
                                               a Delaware corporation

                                               By: Eugene Chiaramonte, Jr.
                                               ---------------------------
                                                   Eugene Chiaramonte, Jr.
                                                   President
DATED: May 31, 2001